UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2022
EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue
Pittsburgh,	Pennsylvania	15222
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AQUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As previously reported, on December 20, 2021, Evoqua Water Technologies Corp., a Delaware corporation (the “Company”), Evoqua Water Technologies LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company (“EWT”), and Evoqua Water Technologies Ltd., a Canadian federally incorporated corporation and an indirect wholly-owned subsidiary of the Company (together with EWT, the “Buyer”), entered into an Asset Purchase Agreement (the “Agreement”) with Cantel Medical LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Steris plc (“Cantel”), and certain affiliates of Cantel set forth on the signature page of the Agreement (collectively with Cantel, the “Sellers”). Pursuant to the Agreement, the Buyer agreed to acquire certain assets of the Sellers and assume certain liabilities of the Sellers that, as applicable, are owned or used or arise in connection with the global operation of the Sellers’ renal business, consisting of (a) the water purification business unit, which includes hemodialysis water treatment equipment and services and commercial and industrial water treatment equipment and services, (b) the filtration business unit, which includes manufactured hollow fiber filters and distributed pleated fiber filters, and (c) the dialysis business unit, which includes hemodialysis liquid and powder concentrates, filter reprocessing equipment, and other ancillary supplies and equipment for use in the hemodialysis market (collectively, the “Transaction”).
Item 8.01 Other Events.
On January 3, 2022, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Evoqua Water Technologies Corp., dated January 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 3, 2022		EVOQUA WATER TECHNOLOGIES CORP.

		By:	/s/ Benedict J. Stas
Benedict J. Stas
Executive Vice President, Chief Financial Officer & Treasurer